UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                                        Date of Report (Date of earliest event reported):       July 18, 2019

ITRONICS INC.

-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

                                                                                                           Texas                                                              33-18582                                                         75-2198369

                                                                                          (State or other jurisdiction                                           (Commission File                                                   (IRS Employer

                                                                                                of incorporation)                                                         Number)                                                        Identification No.)

6490 So. McCarran Boulevard, Building C, Suite 23 Reno, Nevada                89509

(Address of Principal Executive Offices) Zip Code

Registrant’s telephone number, including area code: (775) 689-7696

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01: Other Events

As of June 30, 2019, the Company had 15,946,571 common shares issued and outstanding, compared to 15,351,272 as of December 31, 2018, an increase of 595,299 shares.

As of June 30, 2019, the closing stock price was $0.78 per share, resulting in a market cap of $12,438,325, compared to a closing stock price at December 31, 2018 of $1.00 and a market cap of $15,351,272, a decrease of $2,912,947, or 19.0%.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ITRONICS INC.

(Registrant)

Date: July 18, 2019                                                                                                                                                          By: /S/ John W. Whitney

                                                                                                                                                                                               John W. Whitney

                                                                                                                                                                                                President, Treasurer and Director

                                                                                                                                                                                                (Principal Executive and Financial

                                                                                                                                                                                                Officer)